UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2004

CNET Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20939	13-3696170
(CommissionFile Number)	(IRS Employer Identification Number)

235 Second Street
San Francisco, CA 94105
(Address of principal executive offices including zip code)

(415) 344-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 2 Acquisition or Disposition of Assets.

This Amendment No. 1 (“Amendment””) amends the Current Report on Form 8-K of CNET Networks, Inc., filed August 4, 2004, relating to CNET’s acquisition (the “acquisition”) of Twofold Photos, Inc. This form 8-K/A amends the previous filing to include the financial statements required by Item 7 of Form 8-K.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Financial Statements of Business Acquired.

The following financial statements of Twofold Photos, Inc. are filed with this Amendment to CNET Networks, Inc. Form 8-K which was previously filed on August 4, 2004.

Twofold Photos, Inc.

        Independent Auditors’ Report

        Balance Sheet as of December 31, 2003

        Statement of Income and Retained Earnings for the year ended December 31, 2003

        Statement of Cash Flows for the year ended December 31, 2003

        Notes to Financial Statements for the year ended December 31, 2003

Twofold Photos, Inc.

        Accountants’ Review Report

        Balance Sheet as of June 30, 2004

        Statement of Income and Retained Earnings for the six months ended June 30, 2004

        Statement of Cash Flows for the six months ended June 30, 2004

        Notes to Financial Statements for the six months ended June 30, 2004

(b)     Pro Forma Financial Information.

The following unaudited pro forma information required pursuant to Article of Regulation S-X is filed with this amendment to CNET’s Form 8-K which was previously filed on August 4, 2004.

CNET Networks, Inc.

Basis of Presentation

Pro Forma Consolidated Balance Sheet (unaudited) as of June 30, 2004

Pro Forma Consolidated Statement of Operations (unaudited) for the year ended December 31, 2003

Pro Forma Consolidated Statement of Operations (unaudited) for the six months ended June 30, 2004

Notes to Pro Forma Consolidated Financial Statements (unaudited)

(c)     Exhibits.

EXHIBIT NUMBER	TITLE

15.1	Awareness Letter of Totilo & Company, certified public accountants of Twofold Photos, Inc.

23.1	Consent of Totilo & Company, independent accountants of Twofold Photos, Inc.

99.1	Unaudited pro forma financial information of CNET Networks, Inc.

99.2	Unaudited financial statements of Twofold Photos, Inc. as of June 30, 2004 and for the six months ended June 30, 2004

99.3	Unaudited financial statements of Twofold Photos, Inc. as of December 31, 2003 and for the year ended December 31, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2004

CNET Networks, Inc. BY: /s/ DOUGLAS N. WOODRUM —————————————— Name: Douglas N. Woodrum Title: Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	TITLE

15.1	Awareness Letter of Totilo & Company, certified public accountants of Twofold Photos, Inc.

23.1	Consent of Totilo & Company, independent accountants of Twofold Photos, Inc.

99.1	Unaudited pro forma financial information of CNET Networks, Inc.

99.2	Unaudited financial statements of Twofold Photos, Inc. as of June 30, 2004 and for the six months ended June 30, 2004

99.3	Unaudited financial statements of Twofold Photos, Inc. as of December 31, 2003 and for the year ended December 31, 2003